Exhibit 10.5

MANAGEMENT AND FINANCIAL SERVICES AGREEMENT

BETWEEN

XUN ENERGY, INC.

AND

WOMACK HOLDINGS, INC.

FOR

MANAGEMENT AND FINANCIAL SERVICES FOR:

PRESIDENT, CHIEF EXECUTIVE OFFICER and INTERIM CHIEF FINANCIAL OFFICER

Contract No.  S20150605

THIS AGREEMENT, effective as of June 1, 2015 is entered into between XUN ENERGY, INC. (“XUN”), a Nevada corporation and WOMACK HOLDINGS, INC. (“WOMACK”).

1.

SERVICES TO BE PERFORMED:  WOMACK shall provide management and financial services for PRESIDENT, CHIEF EXECUTIVE OFFICER (CEO) and interim CHIEF FINANCIAL OFFICER (CFO), in specific, the services of Mr. Jerry G. Mikolajczyk (“CONSULTANT”), duties and additional tasks as outlined in Attachment A, Scope of Services, attached hereto and made a part of this agreement.

2.

TERM OF THE AGREEMENT:  The term of the Agreement shall commence on June 1, 2015 and continue in effect through May 31, 2016.

3.

COMPENSATION:  In consideration for services provided, XUN shall pay WOMACK a sum not to exceed $180,000 in cash payments. This amount includes all costs related to the engagement of the President and Chief Executive Officer except 3rd party or travel expenses.

WOMACK shall invoice XUN on a monthly basis on the following basis:

•

President, CEO and CFO - $15,000 per month for a minimum of 30 hours per month.

•

WOMACK shall submit to XUN a timecard on a monthly basis which, when approved, will serve as documentation for billing by WOMACK.

The terms and conditions will be renegotiated upon the successful consummation of a Business Combination through the acquisition of, or merger or consolidation with, a company that has substantial additional capital and or operating revenues; or the Company is able to finance operating expenses with additional debt or through equity financing of not less than $5,000,000.

XUN shall reimburse WOMACK for the cost of airfare and travel expenses and preapproved disbursements made on behalf of XUN.

4.

AUTHORIZED REPRESENTATIVES AND NOTICES: XUN and WOMACK shall each designate, in writing, an Authorized Representative who has authority to make changes to the scope, terms and conditions of this Agreement.

CONTRACT NO: S20150605

4.1

For XUN:

DR. William D. Spier

12759 NE Whitaker Way, #C453,

Portland, Oregon, 97230

Phone: (503)-332-9675

Fax: (321) 238-0141

Email: wspier@nyc.rr.com

4.2

For WOMACK:

Jerry G. Mikolajczyk

12759 NE Whitaker Way, #C453,

Portland, Oregon, 97230

Phone:  (775) - 200-0505

Fax: (321) 238-0141

Email: jerrygmik@aol.com

4.3

Notices provided under this Agreement shall be in writing.

5.

INDEMNIFICATION AND INSURANCE: Intentionally Deleted

6.

GENERAL PROVISIONS

6.1

ENTIRE AGREEMENT:  This Agreement constitutes the entire agreement between XUN and WOMACK relating to the subject matter hereof and supersedes any previous agreements or understandings, oral or written.

6.2

INDEPENDENT CONTRACTOR:  The services provided by the WOMACK, including its employees/consultants is an independent contractor and is not an employee of XUN in performing its Services under this Agreement.

6.3

AUDIT AND RECORDS:  WOMACK shall retain all pertinent records and shall be subject to, with reasonable notice, the examination and audit of XUN, its representatives and the state auditor for a period of three years after final payment under this Agreement.

6.4

ASSIGNMENT AND SUBCONTRACTS:  WOMACK or XUN shall not assign, transfer, or subcontract this Agreement or any portion thereof, and any assignment, transfer, change or subcontract in violation of this Agreement shall be void without written approval by both parties.

6.5

NONDISCRIMINATION AND AFFIRMATIVE ACTION:  During performance of this Agreement WOMACK, its employees, agents and subcontractors shall not unlawfully discriminate against any employee or applicant for employment because of race, religion, color, national origin, ancestry, physical disability, medical condition, marital status, age or sex, and shall take affirmative action to assure that applicants are lawfully employed, and the employees are lawfully treated during their employment, without regard to their race, religion, color, national origin, ancestry, physical disability, mental condition, marital status, age or sex.

CONTRACT NO: S20150605

6.6

TERMINATION AND SUSPENSION:  Either Party may, upon giving the other party a 30 calendar day notice, terminate this Agreement by giving written notice specifying the effective date and scope of such termination.  WOMACK shall be entitled to receive payment for work/services provided by WOMACK prior to termination of the Agreement as reflected in monthly timecards.

6.7       SEVERABILITY:  If any of the provisions or portions or applications thereof of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, XUN and WOMACK shall negotiate an equitable adjustment in the provisions of the Agreement with a view toward effecting the purpose of this Agreement, and the validity and enforceability of the remaining provisions or portions or applications thereof shall not be affected thereby.

6.8       XUN agrees to pay all appropriately presented invoices within 14 days once XUN has completed its funding. All invoices will be accrued until funding is completed by XUN.

6.9

AMENDMENT:  Except as expressly provided herein, the provisions of this Agreement shall not be altered, modified or amended except through the execution of a written amendment executed by XUN and WOMACK.

XUN ENERGY, INC.

WOMACK HOLDINGS, INC.

By: /s/ Dr. William D. Spier

By: /s/ Jerry G. Mikolajczyk

    Dr. William D. Spier, Director

Jerry G. Mikolajczyk

Date: June 5, 2015

Date: June 5, 2015

CONTRACT NO: S20150605

ATTACHMENT “A”

Scope of Services

Contract S20150605

Responsibilities:

•

Responsible to carry out the strategic plans and policies as established by the board of directors.

•

Reports to the Board of Directors

•

To implement the strategic goals and objectives of the organization

•

With the chair, enable the Board to fulfill its governance function

•

To give direction and leadership toward the achievement of the organization's philosophy, mission, strategy, and its annual goals and objectives

President and CEO duties include, but are not limited to:

1.

LEADER

•

Advises the Board

•

Advocates / promotes organization and stakeholder change related to organization mission

•

Supports motivation of employees in organization products/programs and operations

2.

VISIONARY / INFORMATION BEARER

•

Ensures staff and Board have sufficient and up-to-date information

•

Looks to the future for change opportunities

•

Interfaces between Board and employees

•

Interfaces between organization and community

3.

DECISION MAKER

•

Formulates policies and planning recommendations to the Board

•

Decides or guides courses of action in operations by staff

4.

MANAGER

•

Oversees operations of organization

•

Implements plans

•

Manages human resources of organization

•

Manages financial and physical resources

5.

BOARD DEVELOPER

•

Assists in the selection and evaluation of board members

•

Makes recommendations, supports Board during orientation and self-evaluation

•

Supports Board's evaluation of Chief Executive

CONTRACT NO: S20150605

Specific Duties:

•

Complete acquisition of target company

•

Complete SEC filings on a timely manner

•

Complete Board Policies and Procedures including Committee Policies and procedures

•

Assist Company on Board member selection

•

Complete purchase of D & O insurance

•

Establish SOX guidelines and procedures

•

Assist Target Company in completing tasks to ensure smooth closing on Target Company.

•

Other duties as required

CONTRACT NO: S20150605